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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 MARCH 10, 1999
                Date of Report (Date of earliest event reported)


                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                         1-8993                    94-2708455
(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation or organization)      file number)            Identification No.)


                     80 SOUTH MAIN STREET, HANOVER, NH 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)



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ITEM 4.               CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On March 10, 1999, the Audit Committee of the Board of Directors of Fund American Enterprises Holdings, Inc. (the "Company") appointed PricewaterhouseCoopers LLP ("PWC") as its independent auditors for the fiscal year ending December 31, 1999, to succeed KPMG LLP ("KPMG"), effective upon the date of their reports on such consolidated financial statements for the year ended December 31, 1998. It is expected that KPMG will issue their report on the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 1998 prior to March 31, 1999.

     PWC serves as independent auditor of Folksamerica Holding Company, Inc. ("Folksamerica", a wholly-owned subsidiary of the Company since August 18, 1998) and serves as independent auditor of Financial Security Assurance Holdings Ltd ("FSA", a significant equity investee of the Company). The Audit Committee has recommended that PWC succeed KPMG as the Company's independent auditor for 1999 due to the growing significance of Folksamerica and FSA to the Company's 1999 financial position and results of operations.

     In connection with the audit of the year ended December 31, 1997, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit report of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the year ended December 31, 1997, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company has requested KPMG furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter, dated March 17, 1999, is contained herein as Exhibit 16(a).


ITEM 7.               FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibits are filed herewith:



     EXHIBIT NO.                                          DESCRIPTION
     -----------                                          -----------
     16(a)                                                Letter from KPMG LLP Re Change in Certifying Accountant

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     FUND AMERICAN ENTERPRISES HOLDINGS, INC.



Dated: March 17, 1999                By:  /s/ Michael S. Paquette
                                         ---------------------------------------
                                               Michael S. Paquette
                                               Senior Vice President and
                                               Controller



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